Exhibit 99.01

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Annual Report on Form 10-K of The Southern Company for the year ended December 31, 2002, I, Allen Franklin, Chairman and Chief Executive Officer, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Annual Report on Form 10-K of The Southern Company for the year ended December 31, 2002, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Annual Report on Form 10-K of The Southern Company for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of The Southern Company.


                                                     /s/Allen Franklin
                                                      Allen Franklin
                                           Chairman and Chief Executive Officer

Date:  March 7, 2003